UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 21, 2022

AMC ENTERTAINMENT HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33892	26-0303916
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification
Incorporation)		Number)

One AMC Way

11500 Ash Street, Leawood, KS 66211

(Address of principal executive offices, including zip code)

(913) 213-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock	AMC	New York Stock Exchange

AMC Preferred Equity Units, each constituting a depositary share representing a 1/100th interest in a share of Series A Convertible Participating Preferred Stock	APE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure

AMC participated in discussions with certain of the Lenders (the “Lenders”) of Cineworld regarding a potential strategic acquisition by AMC, through a consensual plan in Cineworld’s ongoing Chapter 11 cases, including following the announcement in the Cineworld Chapter 11 proceedings that the Cineworld debtors were exploring strategic alternatives. The discussions focused on the acquisition of certain strategic theatre assets of Cineworld in the United States and Europe, which acquisition would be financed, in part, through the issuance by AMC of APEs and debt financing provided by the Lenders, and conditioned upon a liability management exercise with respect to certain indebtedness of AMC. During the course of discussions, the Company did not provide any confidential or non-public information, analyses, compilations, forecasts, studies or other documents to the Lenders. A definitive agreement with the Lenders has not been reached regarding the terms of any proposal to be presented to the debtors in the Cineworld cases, and at this time negotiations are not continuing. While AMC reserves the right to continue to explore the acquisition of value enhancing strategic assets, there can be no assurance that AMC will resume any discussions with the Lenders or, if it were to do so, that it would be able to agree with Lenders or any other party as to the terms of a mutually acceptable proposal. The Company has provided this statement pursuant to the terms of non-disclosure agreements with certain of the Lenders.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Exhibit Description
104	Cover Page Interactive Data File. The cover page XBRL tags are embedded within the inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 21, 2022

AMC ENTERTAINMENT HOLDINGS, INC.

	By:	/s/ Sean D. Goodman
Name: Sean D. Goodman
Title: Executive Vice President and Chief Financial Officer